Exhibit 99.3

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group or have acted as a group.
Dated: November 22, 2019
HUDSON GLOBAL FINANCE DE II, LLC
By: Hudson Sustainable Investment Management, LLC, its sole member
By: Hudson Sustainable Investments, its sole member

By:	/s/ Neil Z. Auerbach
	Name:	Neil Z. Auerbach
	Title:	Chief Executive Officer

HUDSON SUSTAINABLE INVESTMENT MANAGEMENT, LLC
By: Hudson Sustainable Investments, its sole member

By:	/s/ Neil Z. Auerbach
	Name:	Neil Z. Auerbach
	Title:	Chief Executive Officer

HUDSON SUSTAINABLE INVESTMENTS, LLC

By:	/s/ Neil Z. Auerbach
	Name:	Neil Z. Auerbach
	Title:	Chief Executive Officer

HUDSON CLEAN ENERGY ENTERPRISES LLC
By: Auerbach Partners, L.P., its Managing Member
By: Auerbach Children’s Dynasty Trust u/a/d October 9, 2012, its general partner

By:	/s/ Judith Auerbach
	Name:	Judith Auerbach
	Title:	Trustee

By: Auerbach Family Dynasty Trust u/a/d October 9, 2012, its general partner

By:	/s/ Neil Z. Auerbach
	Name:	Neil Z. Auerbach
	Title:	Trustee

AUERBACH PARTNERS, L.P.
By: Auerbach Children’s Dynasty Trust u/a/d October 9, 2012, its general partner

By:	/s/ Judith Auerbach
	Name:	Judith Auerbach
	Title:	Trustee

By: Auerbach Family Dynasty Trust u/a/d October 9, 2012, its general partner

By:	/s/ Neil Z. Auerbach
	Name:	Neil Z. Auerbach
	Title:	Trustee

AUERBACH CHILDREN’S DYNASTY TRUST U/A/D OCTOBER 9, 2012

By:	/s/ Judith Auerbach
	Name:	Judith Auerbach
	Title:	Trustee

AUERBACH FAMILY DYNASTY TRUST U/A/D OCTOBER 9, 2012

By:	/s/ Neil Z. Auerbach
	Name:	Neil Z. Auerbach
	Title:	Trustee

JUDITH AUERBACH

By:	/s/ Judith Auerbach

NEIL Z. AUERBACH

By:	/s/ Neil Z. Auerbach